UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 27, 2008 (March 25, 2008)

Fortress Investment Group LLC

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-33294 (Commission File Number)	20-5837959 (IRS Employer Identification No.)

1345 Avenue of the Americas, 46th Floor New York, New York (Address of principal executive offices)	10105 (Zip Code)

Registrant’s telephone number, including area code (212) 798-6100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operation and Financial Condition.

On March 25, 2008, Fortress Investment Group LLC (the “Company”) issued a press release announcing the Company’s results for its fourth fiscal quarter and full year ended December 31, 2007. In addition, on March 25, 2008, the Company held a conference call open to the public on which management discussed the Company’s results of operation for the fourth fiscal quarter and full year ended December 31, 2007.

A copy of the Company’s press release is attached to this Current Report on Form 8-K (the “Current Report”) as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 2.02 disclosure. A transcript of the Company’s conference call is attached to this Current Report as Exhibit 99.2 and is incorporated herein solely for purposes of this Item 2.02 disclosure.

This Current Report, including the exhibits attached hereto, is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, unless expressly set forth as being incorporated by reference into such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release, dated March 25, 2008, issued by Fortress Investment Group LLC.
99.2	Transcript of Conference Call held by Fortress Investment Group LLC on March 25, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTRESS INVESTMENT GROUP LLC (Registrant)

/s/ David N. Brooks
David N. Brooks General Counsel

Date: March 27, 2008

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release, dated March 25, 2008, issued by Fortress Investment Group LLC.
99.2	Transcript of Conference Call held by Fortress Investment Group LLC on March 25, 2008.